UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 27, 2016

Champion Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

West Virginia
(State or Other Jurisdiction of Incorporation)

000-21084	55-0717455
             (Commission File No.)                      (IRS Employer Identification No.)

2450-90 1st Avenue P. O. Box 2968 Huntington, West Virginia	25728
(Address of Principal Executive Offices)	(Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 Other Events.

On July 27, 2016, at 5:00 PM Eastern Standard Time, Champion Industries Inc. ("the Company") consummated a 1:200 (1 new share for 200 old shares) reverse stock split. The Amendment to the Company's Articles of Incorporation, as approved by shareholders at a special meeting of shareholders on June 30, 2016, which allowed for the reverse split, is attached hereto as Exhibit 99.0.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC.
(Registrant)

/s/ Justin T. Evans
Date: July 28, 2016	Justin T. Evans, Senior Vice President and Chief Financial Officer